Intangible Assets, Net (Details 1) $ in Thousands	Sep. 30, 2016 USD ($)
Intangible Assets, Net [Abstract]
2016	$ 201
2017	689
2018	689
2019	689
Thereafter	1,318
Total	$ 3,586